SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2012

SWINGPLANE VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54571	27-2919616
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

220 Summit Blvd. #402, Broomfield, Colorado 80021
(Address of principal executive offices)

303-803-0063
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Hunt Law Group
Law Office of Clifford J. Hunt, P.A.
8200 Seminole Boulevard
Seminole, Florida 33772
(727) 471-0444 telephone
(727) 471-0447 facsimile
cjh@huntlawgrp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

On August 22, 2012, Michael Voyer, the sole director and officer of Swingplane Ventures, Inc. (the “Company”), entered into an agreement to acquire a total 350,000,000 shares of the Company’s common stock from Matthew Diehl, the Company’s former director and officer, in a private transaction for an aggregate total of $35,000. The funds used for this share purchase were personal funds. Mr. Voyer’s 350,000,000 shares when acquired, which acquisition is to occur before August 31, 2012, will amount to approximately 74.1% of the Company’s currently issued and outstanding common stock and will effect a change in control of the Company.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective August 22, 2012, Matthew Diehl resigned from all positions with the Company, including, but not limited to that of President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, principal executive officer, principal financial officer, principal accounting officer and a member of the Board of Directors.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective August 22, 2012 Michel Voyer was appointed as President, principal executive officer, Chief Financial Officer, Secretary, Treasurer, principal financial officer, principal accounting officer and a member of the Board of Directors of the Company.

The biography for Mr. Voyer is set forth below:

Michel Voyer graduated (B.A.A.) from Université du Québec à Montréal (U.Q.A.M.) in 1979 and is a financial planner (F.pl.), having become a member of the Institut québécois de planification financière (I.Q.P.F.) in 1998.

From October 1981 to August 1995, he worked as Director of Finance for Studio Green Scenes Inc., a manufacturer based in Montréal. He developed financial structures to expand the company across Canada. He implemented a market for import business with Guatemala, Mexico and U.S.A. and export business to U.S.A., France, Korea, and Japan.

Since September 1995, Michel Voyer has been working for Desjardins Group (the largest cooperative financial group in Canada) as a financial planner where he has developed and maintained a personalized relationship with wealthy individuals and business members. Michel Voyer has over 30 years of experience with companies involved in different sectors.

We have no arrangements or agreements with Mr. Voyer relating to compensation as an officer or director.  There have been no transactions between the Company and Mr. Voyer since the Company’s last fiscal year which would be required to be reported herein.

Involvement in Certain Legal Proceedings

During the past ten years, Mr. Voyer has not been the subject of the following events:

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an  associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an  associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(i) in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)
Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ITEM 9.01       EXHIBITS.

(a)  Financial statements of business acquired

None.

(b)  Exhibits

Exhibit	Document Description

99.1	RESIGNATION OF MATTHEW DIEHL	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWINGPLANE VENTURES, INC.

Dated: September 6, 2012	By:	/s/ Michel Voyer
Michel Voyer
Chief Executive Officer